                                                                     EXHIBIT 1.1

                                3,000,000 Shares

                        Wilsons The Leather Experts Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                               ________ __, 1996



Oppenheimer & Co., Inc.
Ladenburg Thalmann & Co. Inc.
Piper Jaffray Inc.
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Gentlemen:

          Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 3,000,000 shares (the "Firm Shares") of the Company's common stock, $0.01 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 450,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

          1.     Sale and Purchase of the Shares. On the basis of the
                 -------------------------------
representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

       (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at $[

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

] per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I to this Agreement.


                (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing
      Date) of such purchase.


                (c) On the Firm Shares Closing Date, the Company agrees to issue to each of the Representatives (for their own respective accounts and not as representatives of the several Underwriters), in exchange for the payment by each of the Representatives to the Company of $[______] per underlying share of Common Stock, warrants (the "Warrants") to purchase the number of shares of the Common Stock set forth opposite the name of such Representative in Schedule II to this Agreement(the "Warrant Shares") at an exercise price per Warrant Share equal to 120% of the Price to Public listed on the cover page of the Prospectus (as defined below). The Warrants will be exercisable at any time and from time to time on or after the first anniversary of this Agreement up to the fifth anniversary hereof. Each Warrant shall be substantially identical to the form of Warrant filed as an exhibit to the Registration Statement (as defined below).

          2.     Delivery and Payment.  Delivery by the Company of the Firm
                 --------------------
Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer of immediately available funds to the Company, shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, or such other place as the Company and the Representatives mutually select, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, provided, however, that if the Shares sold hereunder are priced after 4:30 p.m., New York time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement; if it is determined that settlement within the foregoing time frame is not feasible, then payment and delivery in respect of the Firm Shares shall occur at such time on such other date, not later than 10 business days after the date of this

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

Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

          In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by wire transfer of immediately available funds to the Company shall take place at the offices of Oppenheimer & Co., Inc. specified above, or such other place as the Company and the Representatives mutually select, at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

          Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, at least one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          3.     Registration Statement and Prospectus; Public Offering.  The
                 ------------------------------------------------------
Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-13967), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement and such amendments thereto as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereto) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Securities Act for the purpose of registering additional Shares, which registration shall be effective upon filing with the Commission. The term "Registration Statement" means (i) the Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(a) and Rule 430A of the Rules and (ii) any related registration statement filed with the Commission pursuant to Rule 462(b) of the Rules. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules) or the preliminary prospectus forming part of the Registration Statement at the time it was declared effective together with the term sheet permitted under Rule 434(b) and filed with the Commission pursuant to Rule 424(b), as applicable.

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

          The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          4.     Representations and Warranties of the Company. The Company
                 ---------------------------------------------
hereby represents and warrants to each Underwriter as follows:

       (a) On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement or any related registration statement filed with the Commission pursuant to Rule 462(b) of the Rules shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply in all material respects with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company makes no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that such statements constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

       (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.


          (c) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus fairly present the financial position, the results of operations and cash flows and the shareholders' equity (deficit) and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise noted therein), and all adjustments necessary for a fair presentation of the results for such periods have been made. The schedules, if any, included in the Registration Statement present fairly in all material respects the information required to be stated therein; and the historical financial information and statistical data set forth in the Prospectus under the captions "Summary Historical and Pro Forma Consolidated Financial Data," "Capitalization," and "Selected Historical and Pro Forma Consolidated Financial Data" are fairly stated in all material respects in relation to the financial statements from which they have been derived. The pro forma financial data included in the Registration Statement and the Prospectus present fairly the information shown therein, comply in all material respects with the requirements of the Act and the Rules with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

       (d) Each of Arthur Andersen LLP and KPMG Peat Marwick LLP, whose reports are filed with the Commission as a part of the Registration Statement, is and, during the periods covered by its reports, were independent public accountants as required by the Securities Act and the Rules.

       (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota. Each subsidiary of the Company has been duly incorporated or formed and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation or organization. Except as disclosed in the Registration Statement and the Prospectus, all of the capital stock of each subsidiary set forth on
Exhibit 21.1 to the Registration Statement is owned by the Company, free and clear of any liens or encumbrances. The Company has no subsidiary or subsidiaries other than as set forth on Exhibit 21.1 to the Registration and does not control, directly or indirectly, any other corporation, partnership, joint venture, association or other business organization. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries do not own, lease or license any asset or property or conduct any business outside the United States of America. Each of the Company and its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

       (f) Except as disclosed in the Registration Statement and the Prospectus, the Company owns or possesses adequate and enforceable rights to use all (to the extent any of them exist) patents, patent applications, trademarks, trademark applications, service marks, copyrights, copyright applications, licenses and other similar rights (collectively, the "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has not infringed, is not infringing, and has not received any notice of infringement of, any Intangible of any other person and the Company does not know of any basis therefor. The Company has not received any notices of infringement of an Intangible of any other person that, if adversely decided, could have a material adverse effect on the business, results of operations or financial condition of the Company. The Company has not received any notice of infringement of any of its Intangibles and the Company does not know of any basis therefor.

       (g) Each of the Company and its subsidiaries has good and marketable title in fee simple to each of the items of personal property which are reflected in the financial statements referred to in Section 4(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and tax, mechanics and materialmen's and other similar inchoate liens securing payments that are not delinquent.

       (h) Except as disclosed in the Registration Statement and the Prospectus, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

       (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change or any material adverse development or event involving a prospective change in the assets or properties, earnings, business affairs or business prospects, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; each of the Company and its subsidiaries has not entered into any transaction, other than in the ordinary course of business, that is material to the Company or any of its subsidiaries, taken as a whole; each of the Company and its subsidiaries has not sustained any material loss or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, each of the Company and its subsidiaries has not undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business.

       (j) Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by the Company or one of its subsidiaries in accordance with its terms, assuming the due authorization thereof by each of the other parties thereto. Neither the Company nor, to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their properties or businesses is bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

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

       (k) Each of the Company and its subsidiaries is not in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

       (l) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under or require any consent or waiver under, (except for consents and waivers that have been received), or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or (ii) violate any provision of the charter or by-laws of the Company or any of its subsidiaries.

       (m) The Company has an authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Prospectus. The Company has reserved and will keep available for the exercise of the Warrants such number of authorized but unissued shares of Common Stock as are sufficient to permit the exercise in full of the Warrants. All of the outstanding shares of Common Stock have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar statutory right. The Shares, when issued and sold pursuant to this Agreement, and the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar statutory right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or agreement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, stock of the Company. The Common Stock, the preferred stock, $0.01 par value (the "Preferred Stock"), each of the Company's outstanding warrants, including the Warrants, and the Shares conform to all statements in relation thereto contained in the Registration Statement and the Prospectus.

       (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

       (o) No holder of any security of the Company has any right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days from the date of this Agreement that has not been heretofore waived in writing. The Company has obtained from certain officers, directors and other stockholders of the Company, who together hold all the outstanding shares of Common Stock, their enforceable written agreement that for a period of at least 180 days from the date of this Agreement they will not, without the prior written consent of Oppenheimer & Co., Inc., offer, sell, contract to sell, distribute, pledge, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or encumber, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for any shares of Common Stock or any rights to acquire Common Stock).

       (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrants and the issuance and sale of the Shares, the Warrants and the Warrant Shares. This Agreement has been duly and validly executed and delivered by the Company and the Warrants, upon payment therefor by the Representatives and upon execution and delivery thereof, will be duly and validly executed and delivered by the Company. This Agreement constitutes, and the Warrants, when executed and delivered by the Company and paid for by the Representatives will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) with respect to this Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

       (q) Each of the Company and its subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

       (r) No transaction has occurred between or among the Company or any of its affiliates and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

       (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

       (t) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid or reserved for payment all taxes shown on such returns and all assessments received by it.

       (u) The Shares have been approved for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, subject to official notice of issuance.

       (v) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

          5.     Conditions of the Underwriters' Obligations. The obligations of
                 -------------------------------------------
the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

       (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a).

       (b) The Registration Statement shall have become effective. No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect, and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

       (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

       (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

    (e) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a letter or letters signed by Arthur Andersen LLP, addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent public accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

       (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

       (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Historical and Pro Forma Consolidated Financial Data" and "Selected Historical and Pro Forma Consolidated Financial Data;" carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors and audit committee of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, nothing came to their attention which caused them to believe that:

                (A) the amounts in "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                    (B) (i) with respect to the Company there were, at a specified date not more than five business days prior to the date of the letter, any increases in the total current liabilities, long-term debt or capital stock of the Company or decreases in working capital (deficit), total current assets, total assets or total stockholders' equity (deficit), of the Company, as compared with the amounts shown on the Company's audited August 3, 1996 balance sheet included in the Registration Statement and the Prospectus, or (ii) for the period from August 3, 1996 to such specified date not more than five business days prior to the date of the letter, there were any decreases in revenues, operating income or net income;

                (iii) they have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and specified by the Representatives agrees with the accounting records of the Company; and

          (iv) on the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

References to the Registration Statement and the Prospectus in this paragraph
(e) are to such documents as amended and supplemented at the date of the letter.

       (f) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a letter or letters signed by KPMG Peat Marwick LLP, addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent public accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

          (ii) they have performed certain procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and specified by the Representatives agrees with the accounting records of the Company.

References to the Registration Statement and the Prospectus in this paragraph
(f) are to such documents as amended and supplemented at the date of the letter.

       (g) The Representatives shall have received on each Closing Date from Faegre & Benson LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

       (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota. Each subsidiary of the Company has been duly incorporated or formed and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation or organization.

       (ii) Each of the Company, Wilson Centers, Inc., Rosedale Wilsons, Inc., River Hills Wilsons, Inc., Bermans the Leather Experts, Inc., Wilsons Leather Holdings Inc., Wilsons Leather of New York Inc., Wilsons Leather of Ohio Inc. and Wilsons Leather of Pennsylvania Inc. has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary governmental, and all other necessary authorizations, approvals, consents, orders, licenses, certificates and permits, to enter into, deliver and perform this Agreement and the Warrants, and to issue and sell the Shares, the Warrants and the Warrant Shares, other than those required under the Securities Act and state and foreign Blue Sky laws.

       (iii) The Company has authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar statutory right. The Warrant Shares have been duly authorized and reserved by the Company. The Shares, when issued, sold, and paid for pursuant to this Agreement, and the

  Warrant Shares, when issued, sold and paid for pursuant to the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar statutory right. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or agreement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, stock of the Company. The Common Stock, the Preferred Stock, each of the Company's outstanding warrants, including the Warrants, and the Shares conform to all statements in relation thereto contained in the Registration Statement and the Prospectus.

       (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Warrants and the issuance and sale of the Shares, the Warrants and the Warrant Shares. This Agreement has been duly and validly executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company (and the Warrants, when so executed and delivered, will constitute the legal, valid and binding obligation of the Company), enforceable against the Company in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement or the Warrants may be limited by federal or state securities laws or the public policy underlying such laws.

       (v) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require any consent or waiver (except for consents and waivers that have been received) under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of its subsidiaries is a party or by which any of them or their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware and applicable to the Company or any of its subsidiaries or
  (ii) violate any provision of the charter or by-laws of the Company or any of its subsidiaries.

          (vi) To such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their assets or properties or businesses is bound or affected which default would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

       (vii) To such counsel's knowledge, each of the Company and its subsidiaries is not in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, businesses, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

       (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

       (ix) Except as described in the Registration Statement and the Prospectus, to such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened (and such counsel does not know of any basis therefor) against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

          (x) The agreement of the Company stating that for a period of 180 days from the date of the Prospectus it will not, without Oppenheimer & Co., Inc.'s prior written consent issue, offer, sell, contract to sell, distribute, pledge, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or encumber, or exercise any registration rights with respect to, or register with the Commission, as applicable, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock or any rights to acquire Common Stock) has been duly and validly delivered by the Company and constitutes a legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

       (xi) The statements in the Prospectus under the captions "Risk Factors-Shares Eligible for Future Sale"; "-Anti-Takeover Considerations; Control by Current Shareholders"; "The Acquisition"; "Business-Litigation"; Trademark Protections"; "Management-Compensation Committee Interlocks and Insider Participation;" "-Executive Compensation and Employment Contracts"; "-Employee Benefit Plans"; "-Restricted Stock Agreement"; "Certain Transactions";"Description of Capital Stock"; and "Shares Eligible for Future Sale", insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries of the material provisions thereof and accurately present the information called for with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

       (xii) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

       (xiii) The Registration Statement has become effective under the Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Minnesota and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Such counsel shall also state that in connection with rendering the opinion in (iv) of this Section 5(g), such counsel has assumed that the corporation laws of the State of New York are identical to the General Corporation Law of the State of Delaware and that in connection with rendering the opinions in (ii) of this section 5(a), such counsel has assumed that the corporation laws of the States of New York, Ohio and Pennsylvania are identical to the corporation laws of Minnesota. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

          In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no statement) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares and the issuance of the Warrants as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Morgan, Lewis & Bockius LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Warrants, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Morgan, Lewis & Bockius LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

       (i) The Representatives shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Representatives and dated such Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, as to the (i) certificate of incorporation and bylaws of the Company, (ii) resolutions authorizing the execution and delivery of the Registration Statement, this Agreement, the Warrants and the performance of the transactions contemplated by this Agreement, the Warrants, the Registration Statement, the Prospectus and the offering of the Shares, and (iii) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement, the Warrants and any other documents contemplated by the offering of the Shares.

       (j) The Representatives shall have received on each Closing Date certificates of the Secretaries of State of each State where the Company or any of Wilson Centers, Inc., Rosedale Wilsons, Inc., River Hills Wilsons, Inc., Bermans the Leather Experts, Inc., Wilsons Leather Holdings Inc., Wilsons Leather of Ohio Inc., Wilsons Leather of

  New York Inc. and Wilsons Leather of Pennsylvania Inc. is incorporated and doing business as to the good standing of the Company or such subsidiary, listing all charter documents on file, if applicable, qualification of the Company or such subsidiary to do business as a foreign corporation, if applicable, payment of taxes and filing of annual reports. In addition, the Representatives shall have received copies of all charter documents of the Company and each of its subsidiaries certified by the Secretary of State of the State of such corporation's incorporation.

       (k) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

            6.   Covenants of the Company.
                 ------------------------

            (A) The Company covenants and agrees as follows:

       (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if such second business day would be more than fifteen business days after the Effective Date of the Registration Statement or any post-effective amendment thereto, such earlier date as would permit such Prospectus to be filed without filing a post-effective amendment as set forth in Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof or any related registration statement filed with the Commission pursuant to Rule 462(b) of the Rules shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iv) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. If contemplated by this Agreement, the Company shall prepare and file with the Commission in conformity with the Securities Act and the Rules a related registration statement pursuant to Rule 462(b) under the Securities Act for the purpose of registering additional shares. The Company shall not file any amendment of the Registration Statement or amendment or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

       (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the third sentence of paragraph (a) of this Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

       (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

       (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

       (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

       (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

       (g) Without the prior written consent of Oppenheimer & Co., Inc., for a period of 180 days after the date of this Agreement, the Company shall not issue, offer, sell, contract to sell, distribute, grant any option for the sale of, or register with the Commission, or otherwise encumber or dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement, (ii) the issuance of shares issuable upon exercise of currently outstanding options and warrants and (iii) the issuance of options, and the issuance of shares pursuant to the exercise of those options, under the Company's 1996 Stock Option Plan.

       (h) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

          (B) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses of the Company incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(A)(f); and (vii) inclusion of the Shares for quotation on the Nasdaq National Market.

            7.   Indemnification.
                 ----------------

           (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.


       (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraph relating to stabilization on the inside front cover page of the Prospectus and the statements with respect to the public offering of the Shares under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

       (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent; provided, however, that such consent shall not be unreasonably withheld.

          8.     Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnification provided for in
Section 7(a) or 7(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or omission or alleged omission of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the failure so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

          9.     Termination.  This Agreement may be terminated with respect to
                 -----------
the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time

       (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

       (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

          10.    Substitution of Underwriters.  If one or more of the
                 ----------------------------
Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

       (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
   Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

       (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

          11.    Miscellaneous.  The respective agreements, representations,
                 -------------
warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Richard D. White, (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among us.


                           Very truly yours,

                           WILSONS THE LEATHER EXPERTS INC.



                           By
                              Title:



Confirmed:

OPPENHEIMER & CO., INC.
LADENBURG THALMANN & CO. INC.
PIPER JAFFRAY INC.

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

By Oppenheimer & Co., Inc.


By
  Title:  Managing Director

                                   SCHEDULE I



                                                                       Number of
                                                                  Firm Shares to
                                                               Name Be Purchased
                                                               -----------------

Oppenheimer & Co., Inc.
Ladenburg Thalmann & Co. Inc.
Piper Jaffray Inc.


                                                                      ----------

                                                              TOTAL    3,000,000

                                  SCHEDULE II



                                                                       Number of
                                                                  Warrant Shares
                                                             Underlying Warrants
                                                            Name To Be Purchased
                                                            --------------------

Oppenheimer & Co., Inc.
Ladenburg Thalmann & Co. Inc.
Piper Jaffray Inc.


                                                                      ----------

                                                                TOTAL    300,000

                                    - ii -